SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2005

Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 7, 2005, the following information related to Savient Pharmaceuticals, Inc. was presented at Roth Capital Partners New York Conference in New York, New York.

•	Savient Redefined, presented by Christopher G. Clement, President and Chief Executive Officer, Savient Pharmaceuticals, Inc.

The full presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2005	SAVIENT PHARMACEUTICALS, INC.

	By	/s/ Philip K. Yachmetz
Philip K. Yachmetz Senior Vice President – Corporate Strategy, General Counsel and Secretary

Exhibit No.	Description
99.1	Presentation of Christopher G. Clement, Savient Redefined, presented at Roth Capital Partners New York Conference, New York, New York.